UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

REPUBLIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                       REGULATION FD DISCLOSURE.

On Tuesday August 14, 2012, Steven E. Trager, Chairman and Chief Executive Officer of Republic Bancorp, Inc., will make a presentation at the 2012 Raymond James® Bank Conference. The presentation will take place at the Hyatt Regency Chicago in Chicago, Illinois at 2:10 PM CST.

The presentation may be heard via web cast by registering at: http://wsw.com/webcast/rj77/rbcaa/.

In addition to its formal presentation, the company will participate in a number of meetings with institutional investors during the conference.

A copy of the presentation materials are attached hereto as Exhibit 99.1

ITEM 9.01.                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. Exhibit No.

99.1 Presentation materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: August 13, 2012	By:	/s/ Kevin Sipes
Kevin Sipes
Executive Vice President, Chief Financial
Officer & Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation materials

3